Exhibit 4.2

Execution Version

ABBOTT IRELAND FINANCING DAC

SUPPLEMENTAL INDENTURE NO. 1

€ 1,140,000,000 0.000% Notes due 2020
€ 1,140,000,000 0.875% Notes due 2023
€ 1,140,000,000 1.500% Notes due 2026

THIS SUPPLEMENTAL INDENTURE NO. 1, dated as of September 27, 2018 (the “Supplemental Indenture”), among ABBOTT IRELAND FINANCING DAC, an Irish designated activity company (the “Company”), ABBOTT LABORATORIES, an Illinois corporation (the “Parent Guarantor”) and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee”), ELAVON FINANCIAL SERVICES DAC, U.K. BRANCH, as paying agent and transfer agent (the “Paying Agent” and/or “Transfer Agent”) and ELAVON FINANCIAL SERVICES DAC, as registrar (the “Security Registrar”).

RECITALS OF THE COMPANY:

WHEREAS, the Company and the Parent Guarantor have heretofore executed and delivered to the Trustee an Indenture, dated as of September 27, 2018 (as it may be supplemented or amended from time to time, the “Indenture”), providing for the issuance from time to time of one or more series of Securities (as defined in the Indenture);

WHEREAS, the Company has duly determined to appoint the Paying Agent as the paying agent and the Transfer Agent and Security Registrar as the transfer agent and registrar, each under the Agency Agreement, dated as of the date hereof (“Agency Agreement”), and the Paying Agent and Transfer Agent and the Security Registrar are willing to accept such appointment with respect to the Notes;

WHEREAS, Article Nine of the Indenture provides for various matters with respect to any series of Securities issued under the Indenture to be established in an indenture supplemental to the Indenture;

WHEREAS, Section 9.1(7) of the Indenture provides that the Company, the Parent Guarantor and the Trustee may enter into an indenture supplemental to the Indenture to establish the form or terms of Securities of any series as permitted by Sections 2.1 and 3.1 of the Indenture; and

WHEREAS, all the conditions and requirements necessary to make this Supplemental Indenture, when duly executed and delivered, a valid and binding agreement in accordance with its terms and for the purposes herein expressed, have been performed and fulfilled.

NOW THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

For and in consideration of the premises and the issuance of the series of Securities and Guarantee provided for herein, the Company, the Parent Guarantor and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective Holders of the Securities of each such series as follows:

ARTICLE I

RELATION TO INDENTURE; DEFINITIONS; RULES OF CONSTRUCTION

Section 1.1                                    Relation to Indenture. This Supplemental Indenture constitutes an integral part of the Indenture.

Section 1.2                                    Relation to Agency Agreement. The terms of this Supplemental Indenture are subject to the terms of the Agency Agreement which shall be deemed incorporated herein. In the event of an inconsistency between the terms of the Indenture, this Supplemental Indenture and the Agency Agreement, the terms of the Agency Agreement shall prevail, except that the rights, benefits, protections, indemnities and immunities of the Trustee shall be governed by the Indenture and this Supplemental Indenture.

Section 1.3                                    Definitions. For all purposes of this Supplemental Indenture, the following terms shall have the respective meanings set forth in this Section.

“2020 Notes” means the 0.000% Senior Notes due 2020.

“2023 Notes” means the 0.875% Senior Notes due 2023.

“2026 Notes” means the 1.500% Senior Notes due 2026.

“Business Day” means any day, other than a Saturday or Sunday on which (i) banking institutions and foreign exchange markets are open for general business in the City of New York, the City of London, the City of Dublin and the City of Zurich and (ii) the Trans-European Automated Real-Time Gross Settlement Express Transfer system (“TARGET2 System”), or any successor thereto, operates.

“Certificated Note” means a certificated Note that does not include the Global Notes Legend and in a customary form agreed by the Company, the Parent Guarantor, the Trustee and the Paying Agent and security printed in accordance with any applicable legal and stock exchange requirements.

“Clearstream, Luxembourg” means Clearstream Banking S.A.

“Common Depositary” means any Person acting as the common depositary for Euroclear and Clearstream, Luxembourg, which initially shall be Elavon Financial Services DAC, UK Branch.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an Independent Investment Banker, a bond that is a direct obligation of the Federal Republic of Germany (“German government bond”),  whose maturity is closest to the maturity of the Notes of a series to be redeemed, or if the Independent Investment Banker in its discretion determines that such similar bond is not in issue, such other German government bond as the Independent Investment Banker may, with the advice of the Reference Bond Dealers, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Notes of a series to be redeemed, if they were to be purchased at such price on the third TARGET2 System Day prior to the date fixed for redemption, would be equal to the gross redemption yield on such TARGET2 System Day of the Comparable Government  Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (Central European time) on such TARGET2 System Day as determined by an Independent Investment Banker.

“Corporate Trust Office of the Paying Agent and Transfer Agent” means, initially, the office of Elavon Financial Services DAC, U.K. Branch located at 125 Old Broad Street Fifth Floor, London, EC2N 1AR, United Kingdom.

“Corporate Trust Office of the Registrar” means, initially, the office of Elavon Financial Services DAC located at Building 8, Block E, Cherrywood Business Park, Loughlinstown, Co. Dublin, Ireland.

“euro” or “€” means the single currency introduced at the third stage of the European Monetary Union pursuant to the Treaty establishing the European Community, as amended.

“Euroclear” means Euroclear Bank SA/NV.

“Global Notes Legend” means the legend set forth in Exhibits A1 through A3 to this Supplemental Indenture.

“Independent Investment Banker” means one of the Reference Bond Dealers that the Company appoints to act as the Independent Investment Banker from time to time.

“Notes” means the 2020 Notes, the 2023 Notes and the 2026 Notes.

“Reference Bond Dealer” means four firms that are brokers of, and/or market makers in German government bonds (each a “Primary Bond Dealer”) which the Company specifies from time to time; provided, however, that if any of them ceases to be a Primary Bond Dealer, the Company shall substitute another Primary Bond Dealer.

A “TARGET2 System Day” is any day on which the TARGET2 System, or any successor thereto, operates.

“U.S. Dollar” or “$” means the lawful currency of the United States of America.

Section 1.4                                    Amendment to Section 13.4 of the Indenture.

(a)                                 Solely with respect to the Notes, the term “Government Obligations,” defined in Section 13.4 of the Indenture, shall be deleted and replaced with the following: “euro denominated securities that are direct obligations (or certificates representing an ownership interest in such obligations) of a member state of the European Union as of the Issue Date (including any agency or instrumentality thereof) for the payment of which the full faith and credit of such government is pledged; provided that such member state has a long-term government debt rating of “A1” or higher by Moody’s or “A+” or higher by S&P or the equivalent rating category of another internationally recognized rating agency.”

Section 1.5                                    Rules of Construction. For all purposes of this Supplemental Indenture:

(a)                                 capitalized terms used herein without definition shall have the meanings specified in the Indenture;

(b)                                 all references herein to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this Supplemental Indenture;

(c)                                  the terms “herein,” “hereof,” “hereunder” and other words of similar import refer to this Supplemental Indenture; and

(d)                                 in the event of a conflict with the definition of terms in the Indenture, the definitions in this Supplemental Indenture shall control.

Section 1.6                                    References.  References to the Security Register in the Indenture will be deemed to refer to the register of Holders of the Notes as prescribed by this Supplemental Indenture, and the provisions of the Notes and references to the Security Registrar in the Indenture will be deemed to refer to the Registrar as defined in the Agency Agreement and the Notes.

ARTICLE II

THE SECURITIES

Section 2.1                                    Title of the Notes. There shall be (i) a series of Securities designated the 0.000% Senior Notes due 2020; (ii) a series of Securities designated the 0.875% Senior Notes due 2023; and (iii) a series of Securities designated the 1.500% Senior Notes due 2026.

Section 2.2                                    Initial Principal Amount. The 0.000% Senior Notes due 2020 will be initially issued in an aggregate principal amount of €1,140,000,000; the 0.875% Senior Notes due 2023 will be initially issued in an aggregate principal amount of €1,140,000,000; and the 1.500% Senior Notes due 2026 will be initially issued in an aggregate principal amount of €1,140,000,000.

Section 2.3                                    Holders of the Notes.  Title to the Notes will pass upon registration of transfer in accordance with Section 2.7.  The Company, the Parent Guarantor, the Trustee, the Paying Agent, the Transfer Agent and the Security Registrar will (except as otherwise required by law) deem and treat the registered holder of any Note as the absolute owner thereof (whether or not it is overdue and regardless of any notice of ownership, trust or other interest or any writing on, or the theft or loss of, such Certificated Note) for all purposes but, in the case of any Global Note, without prejudice to the provisions set out in the next paragraph.

For so long as the Notes are represented by a Global Note deposited with, and registered in the name of a nominee for, a Common Depositary, each person (other than Euroclear or Clearstream, Luxembourg) who is for the time being shown in the records of Euroclear or of Clearstream, Luxembourg as the holder of a particular nominal amount of the Notes (in which regard any certificate or other document issued by Euroclear or Clearstream, Luxembourg as to the nominal amount of the Notes standing to the account of any person shall be conclusive and binding for all purposes save in the case of manifest error) shall upon their receipt of a certificate or other document as aforesaid be treated by the Company, the Parent Guarantor, the Trustee, the Paying Agent, the Transfer Agent and the Security Registrar as the holder of such nominal amount of the Notes and the registered holder of the Global Note shall be deemed not to be the holder for all purposes other than with respect to the payment of principal or interest or any other amount on such nominal amount of the Notes, for which purpose the registered holder of the Global Note shall be treated by the Company, the Parent Guarantor, the Trustee, the Paying Agent, the Transfer Agent and the Security Registrar as the holder of such nominal amount of the Notes in accordance with and subject to the terms of the Global Note and the expressions “Noteholder” and “Holder of Notes” and related expressions shall be construed accordingly.

Section 2.4                                    Interest.  Interest on the 2020 Notes will be payable in arrear on September 27 of each year, beginning on September 27, 2019; interest on the 2023 Notes will be payable in arrear on September 27 of each year, beginning on September 27, 2019; and interest on the 2026 Notes will be payable in arrear on September 27 of each year, beginning on September 27, 2019, to the Holders in whose names the Notes are registered at the close of business on the date that is (i) in the case of Notes represented by a Global Note, the close of the business day (which, for these purposes, is a day on which Euroclear and Clearstream, Luxembourg are open for business) immediately prior to the relevant interest payment date and (ii) in all other cases, the close of business at the registered office of the Paying Agent on the 15th day (or, if such 15th day is not a day on which banks are open for business in the city where the specified office of the registrar is located, the first such day prior to such 15th day) before the relevant interest payment date. Interest on the Notes shall be computed on the basis of the actual number of days in the period for which interest is being calculated, and including the last date on which interest was paid or duly provided for in the Notes (or from September 27, 2018, if no interest has been paid on the Notes), but excluding the next following interest payment date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) as defined in the rulebook of the International Capital Market Association.

Section 2.5                                    Issuance in Euro.  Initial Holders will be required to pay for the Notes in euro, and all payments of principal of, and premium, Additional Amounts, if any, and interest on, the Notes, including payments made upon redemption of the Notes, shall be payable in euro.  If the Company is unable to obtain euro in amounts sufficient to make a required payment under the Notes due to the imposition of exchange controls or other circumstances beyond the Company’s control (including the dissolution of the European Monetary Union) or if  the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions or within the international banking community, then all payments in respect of the Notes shall be made in U.S. Dollars until the euro is again available to the Company or so used.  In such circumstances, the amount payable on any date in euro shall be converted into U.S. Dollars at the rate mandated by the Board of Governors of the Federal Reserve System as of the close of business on the second Business Day prior to the relevant payment date, or in the event the Board of Governors of the Federal Reserve System has not mandated a rate of conversion, on the basis of the most recent U.S. Dollar/euro exchange rate published in The Wall Street Journal on or prior to the second business day in the City of New York prior to the relevant interest payment date or, in the event The Wall Street Journal has not published such exchange rate, the rate will be determined in the Company’s sole discretion on the basis of the most recently available market exchange rate for euros. Any payment in respect of the Notes so made in U.S. Dollars will not constitute an Event of Default (as defined in the Indenture). Neither the Trustee nor the Paying Agent shall be responsible for obtaining exchange rates, effecting conversions or otherwise handling redenominations.

Section 2.6                                    Form and Dating.

(a)                                 General. The Notes shall initially be issued in the form of one or more global notes in fully registered, book-entry form (“Global Notes”), duly executed by the Company and authenticated by the Trustee, which shall be deposited with the Common Depositary and shall be registered in the name of USB Nominees (UK) Limited, as nominee of the Common Depositary. The Notes shall be in substantially the forms of Exhibits A1, A2, and A3, attached hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the date of its authentication. The Notes shall be issued in fully registered form only in denominations of €100,000 and integral multiples of €1,000 in excess thereof. The Notes of each series and any additional Notes of such series subsequently issued under the Indenture will be treated as a single series or class for all purposes under the Indenture, including, without limitation, waivers, amendments and redemptions, provided that if any such additional Notes are not fungible with the existing Notes for Federal income tax purposes, such additional Notes will have a separate ISIN number.

The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Supplemental Indenture, and the Company, the Parent Guarantor and the Trustee, by their execution and delivery of this Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Supplemental Indenture, the provisions of this Supplemental Indenture shall govern and be controlling.

(b)                              Book-Entry Provisions. This Section 2.6(b) shall apply only to a Global Note deposited with the Common Depositary. The Company and the Parent Guarantor shall execute and the Trustee shall, in accordance with this Section 2.6(b) and pursuant to an order of the Company, authenticate and deliver initially one or more Global Notes that (a) shall be registered in the name of USB Nominees (UK) Limited, as nominee of the Common Depositary for such Global Note or Global Notes and (b) shall be delivered by the Trustee to such Common Depositary.

(c)                                Payment.

Payments of principal with respect to Notes may be made at the office or agency maintained for such purpose in London (initially the corporate trust office of the Paying Agent) or, at the option of the Company, by check mailed to the Holders thereof at the respective addresses set forth in the register at  (a) where the Notes are in global form, the close of the Business Day (being for this purpose a day on which Euroclear and Clearstream, Luxembourg are open for business) immediately prior to the relevant payment date, and (b) in all other cases, the close of business at the registered office of the Paying Agent on the 15th day (or, if such 15th day is not a day on which banks are open for business in the city where the specified office of the registrar is located, the first such day prior to such 15th day) before the relevant due date, provided that all such payments of principal on the Notes for which the Holders thereof have given wire transfer instructions, will be required to be made by wire transfer of immediately available funds to the accounts specified by the Holders thereof. No service charge will be made for any registration of transfer, but payment of a sum sufficient to cover any tax or governmental charge payable in connection with that registration may be required.

If the principal of or any premium or interest on the Notes is payable on a day that is not a Business Day, the payment will be made on the following Business Day as if it were made on the date the payment was due and no interest shall accrue on the amount so payable for the period from and after that interest payment date, that maturity date or that date of redemption, as the case may be, until the next Business Day.

All payments of any amounts paid to or the order of USB Nominees (UK) Limited, as nominee for the Common Depositary for Euroclear and Clearstream, Luxembourg shall be valid and, to the extent of the sums so paid, effectual to satisfy and discharge the liability of the Company for the moneys payable on the Notes.

The Company has designated the Paying Agent as its paying agent for payments on Notes. The Company may at any time designate additional paying agents or rescind the designation of any paying agent or approve a change in the office through which any paying agent acts; provided that there will, save where it may from time to time be otherwise agreed with the Trustee that it is unduly onerous, at all times be a paying agent such that no obligation to withhold or deduct tax will arise in respect of payments on the Notes (whether held in global form in a recognized clearing system or in definitive form) pursuant to Irish law.

The Trustee or Paying Agent, as applicable, will repay to the Company on the Company’s written request any funds they hold for payments on the Notes that remain unclaimed for two years after the date upon which that payment has become due. After repayment to the Company, Holders entitled to those funds must look only to it for payment.

(e)                                  Certificated Notes. Except as provided in Section 2.7, owners of a beneficial interest in the Global Notes will not have Notes registered in their names and will not receive physical delivery of Certificated Notes.

Section 2.7                                    Transfer and Exchange.

(a)                                 Transfer and Exchange of Certificated Notes. When Certificated Notes are presented to the Security Registrar with a request:

(i)                                     to register the transfer of such Certificated Notes; or

(ii)                                  to exchange such Certificated Notes for an equal principal amount of Certificated Notes of other authorized denominations,

the Security Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Certificated Notes surrendered for transfer or exchange:

(A)                               shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

(B)                               are accompanied by the following additional information and documents, as applicable:

(x)                                 if such Certificated Notes are being delivered to the Security Registrar by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect (in the form set forth on the reverse side of the Note); or

(y)                                 if such Certificated Notes are being transferred to the Company, a certification to that effect (in the form satisfactory to the Trustee).

(b)                                 Restrictions on Transfer of a Certificated Note for a Beneficial Interest in a Global Note. A Certificated Note may not be exchanged for a beneficial interest in a Global Note except upon satisfaction of the requirement set forth below. Upon receipt by the Security Registrar of a Certificated Note, duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Security Registrar, together with written instructions directing the Security Registrar to make an adjustment on its books and records with respect to such Global Note to reflect an increase in the aggregate principal amount of the Notes represented by the Global Note, such instructions to contain information regarding the Common Depositary account to be credited with such increase, then the Security Registrar shall cancel such Certificated Note and cause the aggregate principal amount of Notes represented by the Global Note to be increased by the aggregate principal amount of the Certificated Note to be exchanged and shall credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Global Note equal to the principal amount of the Certificated Note so canceled. If no Global Notes are then outstanding and the Global Note has not been previously exchanged for certificated securities pursuant to Section 2.6, the Company shall issue and the Trustee shall authenticate, upon receipt of a Company Order, a new Global Note in the appropriate principal amount.

(c)                                  Exchange of Global Notes for Certificated Notes.  A Global Note shall be exchanged by the Company for Certificated Notes only if:

(i)                                     Euroclear or Clearstream, Luxembourg is closed for business for a continuous period of at least 14 days (other than by reason of legal holidays) or announces an intention permanently to cease business;

(ii)                                  the Company, at its option, notifies the Trustee, Security Registrar and Paying Agent in writing that it elects to cause the issuance of Certificated Notes; or

(iii)                               an Event of Default has occurred and is continuing.

In the case of (i) and (iii) above, the Holder of a Global Note (acting on behalf of one or more of the accountholders) or the Trustee may give notice to the Company and, in the case of (ii) above, the Company may give notice to the Trustee, the Security Registrar, the Paying Agent and the Holders of Notes, of its intention to exchange a Global Note for Certificated Notes on or after the Exchange Date (as defined below).

On or after the Exchange Date the Holder of the Global Note may, or in the case of (ii) above, shall surrender it to or to the order of the Paying Agent. In exchange for the Global Note, the Company shall deliver, or procure the delivery of, an equal aggregate principal amount of Certificated Notes, security printed in accordance with any applicable legal and stock exchange requirements. On exchange of the Global Note, the Company will procure that it is cancelled and, if the Holder so requests, returned to the Holder together with any relevant Certificated Notes.

For these purposes, “Exchange Date” means a day specified in the notice requiring exchange falling not less than 60 days after that on which the notice requiring exchange is given and being a day on which banks are open for general business in London, the place in which the specified office of the Paying Agent is located and, except in the case of exchange pursuant to (i) above, in the place in which Euroclear and Clearstream, Luxembourg are located.

In all cases, Certificated Notes delivered in exchange for any Global Note or beneficial interests in Global Notes will be registered in the names, and issued in any approved denominations, requested by or on behalf of the Holder of the relevant Global Notes.

The Company, the Trustee, the Security Registrar and the Paying Agent shall not be liable for any delay by the Holder of the relevant Global Notes in identifying the Holders of beneficial interests in the Global Notes, and each such Person may conclusively rely on, and will be protected in relying on, instructions from Euroclear or Clearstream, Luxembourg for all purposes (including with respect to the registration and delivery and the respective principal amounts, of the Certificated Notes to be issued).

(d)                                                                                 Obligations with Respect to Transfers and Exchanges of Notes.

(i)                                     To permit registrations of transfers and exchanges, the Company and the Parent Guarantor shall execute and the Trustee shall authenticate Certificated Notes and Global Notes at the Company’s request.

(ii)                                  No service charge shall be made for any registration of transfer or exchange of the Notes, but the Company or the Security Registrar may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 9.5 or 11.7 of the Indenture).

(e)                                  The Company hereby appoints the Security Registrar as Security Registrar for the Notes. Neither the Company nor the Security Registrar shall be required to register the transfer of or exchange Notes of any series (i) during a period beginning at the opening of business 15 days before the day of the mailing or, as the case may be, publication of a notice of redemption of Notes of that series selected for redemption under Section 4.1 of the Supplemental Indenture and ending at the close of business on the day of such mailing or, as the case may be, publication, or (ii) so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

(f)                                   All Notes issued upon any transfer or exchange pursuant to the terms of this Supplemental Indenture shall evidence the same Debt and shall be entitled to the same benefits under the Indenture as the Notes surrendered upon such transfer or exchange.

(g)                                  No Obligation of the Trustee.

(i)                                     The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Note, the Common Depositary or any other Person with respect to the accuracy of the records of the Common Depositary or its nominee, with respect to any ownership interest in the Notes or with respect to the delivery to any beneficial owner or other Person (other than the Common Depositary) of any notice (including any notice of redemption or repurchase) or the payment of any amount, under or with respect to such Notes.

(ii)                                  The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Supplemental Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among beneficial owners in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Supplemental Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

ARTICLE III

TRUSTEE AND PAYING AGENT

Section 3.1            Appointments.  The Paying Agent and Transfer Agent for the Notes shall initially be Elavon Financial Services DAC, U.K. Branch. The Company hereby initially designates the Corporate Trust Office of the Paying Agent and Transfer Agent as the office to be maintained by it where Notes may be presented for payment and transfer or exchange and where notices to or demands upon the Company in respect of the Notes or the Indenture may be served. The Security Registrar for the Notes shall initially be Elavon Financial Services DAC and the Company hereby initially designates the Corporate Trust Office of the Security Registrar as the office to be maintained by it where Notes may be presented for registration of transfer or exchange. The Company reserves the right at any time to vary or terminate the appointment of the Paying Agent or Security Registrar, to appoint additional or other paying agents or another security registrar and to approve any change in the office through which any paying agent or security registrar acts. In furtherance of such appointment, the Trustee is hereby authorized and directed to execute and deliver the Agency Agreement.  The Trustee shall not be liable for any act or omission of the Paying Agent, Security Registrar, Transfer Agent, Common Depositary, Euroclear or Clearstream, Luxembourg.

ARTICLE IV

REDEMPTION

Section 4.1            Optional Redemption.

(a)           The Company may redeem (i) the 2020 Notes, at any time prior to September 27, 2020 (the maturity date of the 2020 Notes) in whole or in part; (ii) the 2023 Notes, at any time prior to August 27, 2023 (one month prior to the maturity date of the 2023 Notes) in whole or in part; and (iii) the 2026 Notes, at any time prior to June 27, 2026 (three months prior to the maturity date of the 2026 Notes) in whole or in part, in each case, at its option, at a redemption price equal to the greater of:

(i)            100% of the principal amount of the Notes of that series to be redeemed; and

(ii)           the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate (as defined herein) plus (A) 10 basis points for the 2020 Notes; (B) 15 basis points for the 2023 Notes; and (C) 20 basis points for the 2026 Notes.

In each case, the Company will pay accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

(b)           In addition, at any time on or after (i) August 27, 2023 (one month prior to the maturity date of the 2023 Notes) with respect to the 2023 Notes or (ii) June 27, 2026 (three months prior to the maturity date of the 2026 Notes) with respect to the 2026 Notes, the Company may redeem some or all of such series of Notes, at its option, at a redemption price equal to 100% of the principal amount of the applicable series of Notes to be redeemed, plus, in each case, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.  The par call described in (i) and (ii) does not apply to the 2020 Notes.

(c)           Notice of redemption will be mailed at least 30 but not more than 60 days before the redemption date (i) in the case of Notes represented by a Global Note, to and through Euroclear or Clearstream, Luxembourg for communication by them to the holders of interests in the Notes, or (ii) in the case of Certificated Notes, to each Holder of the Notes to be redeemed at its registered address. The notice of redemption for the Notes will state, among other things, the series and amount of Notes to be redeemed, the redemption date, the redemption price and the place or places that payment will be made upon presentation and surrender of Notes to be redeemed. Unless the Company defaults in the payment of the redemption price, interest will cease to accrue on any Notes that have been called for redemption at the redemption date.

In the case of a partial redemption of Notes, the Notes to be redeemed (“Redeemed Notes”) will (a) in the case of Redeemed Notes represented by Certificated Notes, be selected by the Trustee (or by the Security Registrar if other than the Trustee) individually by lot not more than 20 days prior to the date fixed for redemption, and (b) in the case of Redeemed Notes represented by a Global Note, be selected in accordance with the rules of Euroclear and/or Clearstream, Luxembourg (to be reflected in the records of Euroclear and Clearstream, Luxembourg as either a pool factor or a reduction in nominal amount, at their discretion). In the case of Redeemed Notes represented by Certificated Notes, a list of the serial numbers of such Redeemed Notes will be published not less than 10 days prior to the date fixed for redemption.

Section 4.2            Redemption for Tax Reasons.  If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of Ireland, the United States, the jurisdiction of resident for tax purposes of either the Company or the Parent Guarantor, any jurisdiction from or through which payments are made by or on behalf of the Company or the Parent Guarantor, or, in each case, any taxing authority thereof or therein (each a “Taxing Jurisdiction”) or any change in, or amendment to, an official position or judicial precedent regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after the date of this Supplemental Indenture (or, the date such jurisdiction became a Taxing Jurisdiction with respect to the Company or the Parent Guarantor, as applicable, if later), based upon a written opinion of independent counsel selected by the Company or the Parent Guarantor, the Company or the Parent Guarantor has or will become obligated to pay Additional Amounts (as described in Article V hereunder) with respect to the Notes or under or pursuant to the Guarantee, and such obligation cannot be avoided by the taking of reasonable measures, then the Company may at any time at its option redeem, in whole, but not in part, the Notes on not less than 30 nor more than 60 days’ prior notice, provided that such notice shall not be provided earlier than 90 days before the first date on which such Additional Amounts would be owed if a payment on the Notes were then due, (i) in the case of Notes represented by a Global Note, to and through Euroclear or Clearstream, Luxembourg for communication by them to the holders of interests in the Notes to be so redeemed, or (ii) in the case of Certificated Notes, to each Holder of the Notes to be redeemed at its registered address, at a redemption price equal to 100% of their principal amount plus accrued and unpaid interest to the redemption date.

Notice of redemption will be mailed at least 30 but not more than 60 days before the redemption date (i) in the case of Notes represented by a Global Note, to and through Euroclear or Clearstream, Luxembourg for communication by them to the holders of interests in the Notes, or (ii) in the case of Certificated Notes, to each Holder of the Notes to be redeemed at its registered address.

ARTICLE V

PAYMENT OF ADDITIONAL AMOUNTS

Section 5.1            General.  The Company will and, if the Guarantee is called, the Parent Guarantor will, subject to the exceptions and limitations set forth below, pay as additional interest on each series of the Notes such additional amounts (the “Additional Amounts”) as are necessary in order that the net amount of the principal of, and premium, if any, and interest on such Notes received by a beneficial owner after withholding or deduction for any future tax, assessment or other governmental charge imposed by a Taxing Jurisdiction, will  not be less than the amount provided in the Notes or, as the case may be, the amount due and payable under and pursuant to the Guarantee to such Holder to be then due and payable; provided, however, that the foregoing obligation to pay Additional Amounts shall not apply:

(a)           to any tax, assessment or other governmental charge that would not have been imposed but for the Holder (or the beneficial owner for whose benefit such Holder holds such Note), or a fiduciary, settlor, beneficiary, member or shareholder of the Holder if the Holder is an estate, trust, partnership or corporation, or a Person holding a power over an estate or trust administered by a fiduciary holder, being considered as:

(i)            being or having been engaged in a trade or business in the United States or having or having had a permanent establishment in the United States;

(ii)           having a current or former connection with the United States (other than a connection arising solely as a result of the ownership of the Notes, the receipt of any payment or the enforcement of any rights thereunder), including being or having been a citizen or resident of the United States;

(iii)          being or having been a personal holding company, a passive foreign investment company or a controlled foreign corporation for U.S. federal income tax purposes or a foreign personal holding corporation that has accumulated earnings to avoid U.S. federal income tax;

(iv)          being or having been an owner of a 10 per cent. or greater interest in the capital or profits of the Company within the meaning of Section 871(h)(3) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or any successor provision; or

(v)           being a bank receiving payments on an extension of credit made pursuant to a loan agreement entered into in the ordinary course of its trade or business;

(b)           to any tax, assessment or other governmental charge that is imposed on a payment to any Holder that is not the sole beneficial owner of the Notes, or a portion of the Notes, or that is a fiduciary, partnership or limited liability company, but only to the extent that a beneficiary or settlor with respect to the fiduciary, a beneficial owner or member of the partnership or limited liability company would not have been entitled to the payment of an Additional Amount had the beneficiary, settlor, beneficial owner or member received directly its beneficial or distributive share of the payment;

(c)           to any tax, assessment or other governmental charge that would not have been imposed but for the failure of the Holder or any other Person to comply with certification, identification or information reporting requirements concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of the Notes, if compliance is required by statute, by regulation of the United States or any taxing authority therein or by an applicable income tax treaty to which the United States is a party as a precondition to exemption from such tax, assessment or other governmental charge;

(d)           to any tax, assessment or other governmental charge that is not imposed by way of withholding;

(e)           to any estate, inheritance, gift, sales, excise, transfer, wealth, capital gains or personal property tax or similar tax, assessment or other governmental charge;

(f)            to any withholding or deduction that is imposed on a payment pursuant to Sections 1471 through 1474 of the Code and related Treasury regulations, pronouncements relating thereto or official interpretations thereof or any successor provisions, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any applicable intergovernmental agreement entered into between the United States and any other Governmental authority in connection with the implementation of the foregoing and any regulations or official law, agreement or interpretations thereof implementing an intergovernmental approach thereto; or

(g)           in the case of any combination of items (a) through (f).

Section 5.2            No Other Requirements.  The Notes are subject in all cases to any tax, fiscal or other law or regulation or administrative or judicial interpretation applicable to the Notes.  Except as specifically provided under this Article V, the Company shall not be required to make any payment for any tax, duty, assessment or governmental charge imposed by any government or a political subdivision or taxing authority of or in any government or political subdivision.

Section 5.3            Definition.  As used in this Article V, the term “United States” means the United States of America (including the states and the District of Columbia and any subdivision thereof) , and the term “U.S. person” means any individual who is a citizen or resident of the United States for U.S. federal income tax purposes, a corporation, partnership or other entity created or organized in or under the laws of the United States, any state of the United States or the District of Columbia, including an entity treated as a corporation for United States income tax purposes, or any estate or trust the income of which is subject to U.S. federal income taxation regardless of its source.

ARTICLE VI

NOTICES

Section 6.1            General. Notwithstanding any other provisions of this Supplemental Indenture, all notices to the Holders will be valid if published in a leading English language daily newspaper published in London or such other English language daily newspaper with general circulation in Europe as the Company may decide.

The Company shall also ensure that notices are duly published in a manner which complies with the rules and regulations of any stock exchange or other relevant authority on which the Notes are for the time being listed. Any such notice will be deemed to have been given on the date of the first publication or, where required to be published in more than one newspaper, on the date of the first publication in all required newspapers.

Notwithstanding the above requirements of this Article VI relating to notices to Holders, for so long as all of the Notes are represented by a Global Note and such Global Note is held on behalf of Euroclear and/or Clearstream, Luxembourg, notices to Holders may, instead, be given by delivery of the relevant notice to Euroclear and/or Clearstream, Luxembourg (as the case may be) for communication to the relevant accountholders provided that, so long as the Notes are listed on any stock exchange, the notices are duly published in a manner which complies with the rules and regulations of any such stock exchange on which the Notes are for the time being listed. Any such notice shall be deemed to have been given to the Holders on the second business day in London after the date on which such notice is delivered to Euroclear and/or Clearstream, Luxembourg (as the case may be) as aforesaid.

Notices to be given by any Holder shall, unless otherwise set out in this Supplemental Indenture, be in writing and given by lodging the same, together with the relative Note, with the Paying Agent or, if the Notes are represented by a Global Note and such Global Note is held on behalf of Euroclear and/or Clearstream, Luxembourg, may be given through the clearing system in accordance with its standard rules and procedures.

ARTICLE VII

MISCELLANEOUS PROVISIONS

Section 7.1            Ratification.  The Indenture, as supplemented and amended by this Supplemental Indenture, is in all respects hereby adopted, ratified and confirmed.

Section 7.2            Counterparts.  This Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed an original, and all such counterparts shall together constitute but one and the same instrument.

Section 7.3            Governing Law.  THIS SUPPLEMENTAL INDENTURE AND EACH NOTE AND GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 7.4            Reserved.

Section 7.5            The Trustee.  The recitals contained herein and in the Securities and Guarantees, except the Trustee’s certificates of authentication, shall be taken as the statements of the Company, the Parent Guarantor and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to and shall not be responsible for the validity or sufficiency of this Supplemental Indenture or of the Securities or Guarantees.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 1 to be duly executed as of the day and year first above written.

ABBOTT IRELAND FINANCING DAC

By:	/s/ Karen Peterson
	Name:	Karen Peterson
	Title:	Authorised Signatory

ABBOTT LABORATORIES

By:	/s/ Karen Peterson
	Name:	Karen Peterson
	Title:	Vice President and Treasurer

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:	/s/ Linda Garcia
	Name:	Linda Garcia
	Title:	Vice President

ELAVON FINANCIAL SERVICES DAC,
U.K. BRANCH, as Paying Agent and Transfer Agent

By:	/s/ David Harnett
	Name:	David Harnett
	Title:	Authorised Signatory

By:	/s/ Michael Leong
	Name:	David Harnett
	Title:	Authorised Signatory

ELAVON FINANCIAL SERVICES DAC, as
Security Registrar

By:	/s/ David Harnett
	Name:	David Harnett
	Title:	Authorised Signatory

By:	/s/ Michael Leong
	Name:	David Harnett
	Title:	Authorised Signatory

[Signature Page to Supplemental Indenture No. 1]

EXHIBIT A1 — Form of 0.000% Senior Notes due 2020

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, SA/NV (“EUROCLEAR”), AND CLEARSTREAM BANKING, S.A. (“CLEARSTREAM, LUXEMBOURG” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO ABBOTT IRELAND FINANCING DAC (THE “COMPANY”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED, OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF ELAVON FINANCIAL SERVICES DAC, AS COMMON DEPOSITARY (THE “COMMON DEPOSITARY”) FOR EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO USB NOMINEES (UK) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, USB NOMINEES (UK) LIMITED, HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY AND IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED, AS NOMINEE OF THE COMMON DEPOSITARY. UNLESS AND UNTIL THIS SECURITY IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE, CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE COMMON DEPOSITARY TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO THE COMMON DEPOSITARY OR ANOTHER NOMINEE OF THE COMMON DEPOSITARY OR BY THE COMMON DEPOSITARY OR A NOMINEE OF THE COMMON DEPOSITARY TO A SUCCESSOR COMMON DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR COMMON DEPOSITARY.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) 40 DAYS AFTER THE ORIGINAL ISSUE DATE HEREOF AND THE DATE ON WHICH THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) WAS FIRST OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN RULE 902 OF REGULATION S) IN RELIANCE ON REGULATION S, ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) PURSUANT TO OFFERS AND SALES TO NON-US PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S , REGISTRAR’S OR PAYING AGENT’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (C) OR (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON, OTHER THAN A DISTRIBUTOR, AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

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ABBOTT IRELAND FINANCING DAC

0.000% Senior Notes due 2020

No. 001	€1,140,000,000

ISIN: XS1883354547

COMMON CODE: 188335454

SWISS SECURITY NUMBER: 43877135

This Security is a Security in a global form within the meaning of the Indenture hereinafter referred to and is registered in the name of USB Nominees (UK) Limited, as nominee of Elavon Financial Services DAC, as common depositary (the “Common Depositary”) for Euroclear Bank SA/NV (“Euroclear”) and Clearstream Banking S.A. (“Clearstream, Luxembourg”), unless and until this Security is exchanged in whole or in part for Securities in definitive, certificated form, this Security may not be transferred except as a whole by the Common Depositary to a nominee thereof or by a nominee thereof to the Common Depositary or another nominee of the Common Depositary or by the Common Depositary or a nominee of the Common Depositary to a successor Common Depositary or a nominee of such successor Common Depositary. This global Security is exchangeable for Securities registered in the name of a Person other than the nominee of the Common Depositary only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole as described above) may be registered except in such limited circumstances.

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ABBOTT IRELAND FINANCING DAC, a designated activity company incorporated under the laws of Ireland (herein called the “Company,” which term includes any successor Person under the Indenture and Supplemental Indenture hereinafter referred to), for value received, hereby promises to pay to USB Nominees (UK) Limited, as nominee of Elavon Financial Services DAC, as common depositary (the “Common Depositary”) for Euroclear Bank SA/NV (“Euroclear”) and Clearstream Banking S.A. (“Clearstream, Luxembourg”), or registered assigns, the principal sum of ONE BILLION, ONE HUNDRED FORTY MILLION Euro (€1,140,000,000), or such other principal sum as may be indicated on the Schedule of Exchanges attached hereto, on September 27, 2020 and to pay interest thereon from September 27, 2018 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually in arrear on September 27 in each year, commencing September 27, 2019, at the rate of 0.000% per annum, until the principal hereof is paid or made available for payment.

Interest on the Notes shall be determined on the basis of the actual number of days in the period for which interest is being calculated, and including the last date on which interest was paid or duly provided for on the Notes (or September 27, 2018, if no interest has been paid on the Notes) to but excluding the next following Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) (as defined in the rulebook of the International Capital Market Association.)

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of the Business Day (which, for these purposes, is a day on which Euroclear and Clearstream, Luxembourg settle payments in euro) immediately prior to the relevant interest payment date. For purposes of this Note, “Business Day” means any day, other than a Saturday or Sunday on which (i) banking institutions and foreign exchange markets are open for general business in the City of New York, the City of London, the City of Dublin and the City of Zurich and (ii) the Trans-European Automated Real-Time Gross Settlement Express Transfer system (“TARGET2 System”), or any successor thereto, operates.

Initial Holders will be required to pay for the Notes in euro, and all payments of principal of, and premium, Additional Amounts, if any, and interest on, the Notes, including payments made upon redemption of the Notes, shall be payable in euro.  If the Company is unable to obtain euro in amounts sufficient to make a required payment under the Notes due to the imposition of exchange controls or other circumstances beyond the Company’s control (including the dissolution of the European Monetary Union) or if  the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions or within the international banking community, then all payments in respect of the Notes shall be made in U.S. Dollars until the euro is again available to the Company or so used.  In such circumstances, the amount payable on any date in euro shall be converted into U.S. Dollars at the rate mandated by the Board of Governors of the Federal Reserve System as of the close of business on the second Business Day prior to the relevant payment date, or in the event the Board of Governors of the Federal Reserve System has not mandated a rate of conversion, on the basis of the most recent U.S. Dollar/euro exchange rate published in The Wall Street Journal on or prior to the second Business Day in the City of

A-1-3

New York prior to the relevant interest payment date or, in the event The Wall Street Journal has not published such exchange rate, the rate will be determined in the Company’s sole discretion on the basis of the most recently available market exchange rate for euros. Any payment in respect of the Notes so made in U.S. Dollars will not constitute an Event of Default (as defined in the Indenture). Neither the Trustee nor the Paying Agent shall be responsible for obtaining exchange rates, effecting conversions or otherwise handling redenominations.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[signature page follows]

A-1-4

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: September 27, 2018

ABBOTT IRELAND FINANCING DAC

By:
Name:
Title:

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TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities designated therein referred to in the within-mentioned Indenture.

Dated: September 27, 2018

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

A-1-6

[FORM OF REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of September 27, 2018, as it may be supplemented or amended from time to time (herein called the “Base Indenture”), among the Company, Abbott Laboratories (the “Parent Guarantor”) and U.S. Bank National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture) and Supplemental Indenture No. 1, dated as of September 27, 2018 (herein called the “Supplemental Indenture”), among the Company, the Parent Guarantor, the Trustee, Elavon Financial Services DAC, UK Branch, as paying agent and transfer agent (the “Paying Agent” and “Transfer Agent”) and Elavon Financial Services DAC, as registrar (the “Security Registrar”) (the Supplemental Indenture together with the Base Indenture, the “Indenture”) to which Indenture and all supplemental indentures thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Parent Guarantor, the Trustee and the Holders of the Securities of this series and of the terms upon which this Security is, and will be, authenticated and delivered. This Security is one of the series designated on the face hereof, in an initial aggregate principal amount of €1,140,000,000.

The Securities of this series may be redeemed, at the Company’s option, at any time prior to September 27, 2020 (the maturity date of this Security) in whole or in part from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series to be redeemed; and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities of this series to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus 10 basis points, plus, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

If the Company has given notice as provided in the Indenture and funds for the redemption of any Securities of this series called for redemption have been made available on the Redemption Date in accordance with the Indenture, such Securities will cease to bear interest on the date fixed for redemption. Thereafter, the only right of the Holders of such Securities will be to receive payment of the redemption price.

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of Ireland, the United States, the jurisdiction of resident for tax purposes of either the Company or the Parent Guarantor, any jurisdiction from or through which payments are made by or on behalf of the Company or the Parent Guarantor, or, in each case, any taxing authority thereof or therein (each a “Taxing Jurisdiction”) or any change in, or amendment to, an official position or judicial precedent regarding the application or interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after the date of this Supplemental Indenture (or, the date such jurisdiction became a Taxing Jurisdiction with respect to the Company or the Parent Guarantor, as applicable, if later), based upon a written opinion of independent counsel selected by the Company or the Parent Guarantor, the Company or the Parent Guarantor has or will become obligated to pay Additional Amounts (as described in Article V of the Supplemental Indenture)

A-1-7

with respect to the Notes, then the Company may at any time at its option redeem, in whole, but not in part, the Notes on not less than 30 nor more than 60 days’ prior notice, provided that such notice shall not be provided earlier than 90 days before the first date on which such Additional Amounts would be owed if a payment on the Notes were then due, (i) in the case of Notes represented by a Global Note, to and through Euroclear or Clearstream, Luxembourg for communication by them to the holders of interests in the Notes to be so redeemed, or (ii) in the case of Certificated Notes, to each Holder of the Notes to be redeemed at its registered address, at a redemption price equal to 100% of their principal amount plus accrued and unpaid interest to the redemption date.

The Company will and, if the Guarantee is called, the Parent Guarantor will, subject to certain exceptions and limitations set forth in the Indenture, pay as additional interest on each series of the Notes such additional amounts (the “Additional Amounts”) as are necessary in order that the net amount of the principal of, and premium, if any, and interest on such Notes received by a beneficial owner, after withholding or deduction for any future tax, assessment or other governmental charge imposed by a Taxing Jurisdiction, will  not be less than the amount provided in the Notes or, as the case may be, the amount due and payable under and pursuant to the Guarantee to such Holder to be then due and payable.

The Company will give notice of any optional redemption to and through Euroclear or Clearstream, Luxembourg for communication by them to the holders of interests in this Security, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the Redemption Date, redemption price, the principal amount of the Securities of this series to be redeemed and the place or places that payment will be made upon surrender of the Securities of this series to be redeemed.

In the case of a partial redemption of Notes, the Notes to be redeemed (“Redeemed Notes”) will (a) in the case of Redeemed Notes represented by Certificated Notes, be selected by the Trustee (or by the Security Registrar if other than the Trustee) individually by lot not more than 20 days prior to the date fixed for redemption, and (b) in the case of Redeemed Notes represented by a Global Note, be selected in accordance with the rules of Euroclear and/or Clearstream, Luxembourg (to be reflected in the records of Euroclear and Clearstream, Luxembourg as either a pool factor or a reduction in nominal amount, at their discretion). In the case of Redeemed Notes represented by Certificated Notes, a list of the serial numbers of such Redeemed Notes will be published not less than 10 days prior to the date fixed for redemption.

The Company will notify the Trustee at least 45 days prior to the Redemption Date fixed by the Company (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of the Securities of this series to be redeemed and their relevant Redemption Date.

“Certificated Note” means a certificated Note that does not include the Global Notes Legend.

“Clearstream, Luxembourg” means Clearstream Banking S.A.

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“Common Depositary” means any Person acting as the common depositary for Euroclear and Clearstream, Luxembourg, which initially shall be Elavon Financial Services DAC.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an Independent Investment Banker, a bond that is a direct obligation of the Federal Republic of Germany (“German government bond”),  whose maturity is closest to the maturity of the Notes, or if the Independent Investment Banker in its discretion determines that such similar bond is not in issue, such other German government bond as the Independent Investment Banker may, with the advice of the Reference Bond Dealers, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Notes of a series to be redeemed, if they were to be purchased at such price on the third TARGET2 System Day prior to the date fixed for redemption, would be equal to the gross redemption yield on such TARGET2 System Day of the Comparable Government  Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (Central European time) on such TARGET2 System Day as determined by an Independent Investment Banker.

“Corporate Trust Office of the Paying Agent” means, initially, the office of Elavon Financial Services DAC, U.K. Branch located at 125 Old Broad Street Fifth Floor, London, EC2N 1AR, United Kingdom.

“euro” or “€” means the currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

“Euroclear” means Euroclear Bank SA/NV.

“Global Notes Legend” means the legend set forth on the face of this Security.

“Independent Investment Banker” means one of the Reference Bond Dealers that the Company appoints to act as the Independent Investment Banker from time to time.

“Notes” means the 0.000% Notes due 2020.

“Reference Bond Dealer” means four firms that are brokers of, and/or market makers in German government bonds (each a “Primary Bond Dealer”) which the Company specifies from time to time; provided, however, that if any of them ceases to be a Primary Bond Dealer, the Company shall substitute another Primary Bond Dealer.

A “TARGET2 System Day” is any day on which the TARGET2 System, or any successor thereto, operates.

“U.S. Dollar” or “$” means the lawful currency of the United States of America.

The Securities of this series do not provide for a sinking fund.

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If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein. Sections 13.2 and 13.3 of the Indenture apply to the Securities of this series.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding of any series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture or Supplemental Indenture and no provision of this Security or of the Indenture or Supplemental Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable in fully registered form only in denominations of €100,000 and any integral multiple of €1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, this Security is exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of the Notes, but the Company or the Security Registrar may require payment of a sum sufficient to cover any

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transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 9.6 or 11.7 of the Indenture).

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee will treat the Person in whose name this Security is registered as the owner hereof for the purpose of receiving payments and for all other purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture and Supplemental Indenture shall have the meanings assigned to them in the Indenture and Supplemental Indenture.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of USB Nominees (UK) Limited, as nominee of the Common Depositary for Euroclear and Clearstream, Luxembourg. This Security is exchangeable for Securities registered in the name of a person other than the nominee of the Common Depositary only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Common Depositary to a nominee of the Common Depository or by a nominee of the Common Depositary to the Common Depositary or another nominee of the Common Depositary or by the Common Depositary or a nominee of the Common Depositary to a successor Common Depositary or a nominee of such successor Common Depositary.

*                                         *                                         *

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CERTIFICATE TO BE DELIVERED UPON EXCHANGE
OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to €            principal amount of Securities held in (check applicable space)     book-entry or     definitive form by                                                   (the “Transferor”).

The Transferor (check one box below):

☐                                    has requested the Security Registrar by written order to deliver in exchange for its beneficial interest in the global Security held by the Common Depository a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Security (or the portion thereof indicated above); or

☐                                    has requested the Security Registrar by written order to exchange or register the transfer of a Security or Securities.

[INSERT NAME OF TRANSFEROR]

Dated:

By:

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SCHEDULE OF EXCHANGES

The following exchanges, redemptions or purchases of a part of this Book-Entry Security have been made:

Date of Exchange/ Redemption/ Repurchase	Amount of decrease in Principal Amount of this Book-Entry Security	Amount of increase in Principal Amount of this Book-Entry Security	Principal Amount of this Book-Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee or Security Registrar

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ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                 as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:

By:
Name:
Title:

Sign exactly as your name appears on the other side of this Security.

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GUARANTEE

FOR VALUE RECEIVED, the undersigned hereby, jointly and severally with any other Guarantors, fully and unconditionally guarantees to the Holder of the accompanying 0.000% Notes due 2020 (the “2020 Note”) issued by Abbott Ireland Financing DAC (the “Company”) under an Indenture, dated as of September 27, 2018 (together with the First Supplemental Indenture thereto, the “Indenture”) among the Company, Abbott Laboratories, as parent guarantor, U.S. Bank National Association, as trustee thereunder (the “Trustee”), Elavon Financial Services DAC, UK Branch, as paying agent and transfer agent, and Elavon Financial Services DAC as register, (a) the full and prompt payment of the principal of and premium or Redemption Price, if any, on such Note when and as the same shall become due and payable, whether at Stated Maturity, by acceleration, by redemption or otherwise, and (b) the full and prompt payment of the interest or any Additional Amounts on such Note when and as the same shall become due and payable, according to the terms of such Note and of the Indenture.  In case of the failure of the Company punctually to pay any such principal, premium or interest, the undersigned hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at Stated Maturity, upon acceleration, by redemption or otherwise, and as if such payment were made by the Company.  The undersigned hereby agrees, jointly and severally with any other Guarantors, that its obligations hereunder shall be as principal and not merely as surety, and shall be absolute and unconditional, and shall not be affected, modified or impaired by the following: (a) the failure to give notice to the  Guarantors of the occurrence of an Event of Default under the Indenture; (b) the waiver, surrender, compromise, settlement, release or termination of the payment, performance or observance by the Company or the Guarantors of any or all of the obligations, covenants or agreements of either of them contained in the Indenture or the 2020 Notes; (c) the acceleration, extension or any other changes in the time for payment of any principal of or interest or any premium on any 2020 Note or for any other payment under the Indenture or of the time for performance of any other obligations, covenants or agreements under or arising out of the Indenture or the 2020 Notes; (d) the modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in the Indenture or the 2020 Notes; (e) the taking or the omission of any of the actions referred to in the Indenture and in any of the actions under the 2020 Notes; (f) any failure, omission, delay or lack on the part of the Trustee to enforce, assert or exercise any right, power or remedy conferred on the Trustee in the Indenture, or any other action or acts on the part of the Trustee or any of the Holders from time to time of the 2020 Notes; (g) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting the Guarantors or the Company or any of the assets of any of them, or any allegation or contest of the validity of this Guarantee in any such proceeding; (h) to the extent permitted by law, the release or discharge by operation of law of the Guarantors from the performance or observance of any obligation, covenant or agreement contained in the Indenture; (i) to the extent permitted by law, the release or discharge by operation of law of the Company from the performance or observance of any obligation, covenant or agreement contained in the Indenture; (j) the default or failure of the Company or the Trustee fully to perform any of its obligations set forth in the Indenture or the 2020 Notes; (k) the invalidity, irregularity or unenforceability of the Indenture or the 2020 Notes or any part of any thereof; (l) any judicial or governmental action affecting the Company or any

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2020 Notes or consent or indulgence granted to the Company by the Holders or by the Trustee; or (m) the recovery of any judgment against the Company or any action to enforce the same or any other circumstance which might constitute a legal or equitable discharge of a surety or guarantor.  The undersigned hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, sale, lease or conveyance of all or substantially all of its assets, insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Notice or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee shall not be discharged except by complete performance of the obligations contained in such Note and in this Guarantee.

No reference herein to such Indenture and no provision of this Guarantee or of such Indenture shall alter or impair the guarantee of the undersigned, which is absolute and unconditional, of the full and prompt payment of the principal of and premium, if any, and interest on the 2020 Note.

THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the 2020 Note shall have been executed by the Trustee under the Indenture referred to above by the manual signature of one of its authorized officers. The validity and enforceability of this Guarantee shall not be affected by the fact that it is not affixed to any particular Note.

An Event of Default under the Indenture or the 2020 Notes shall constitute an event of default under this Guarantee, and shall entitle the Holders of Notes to accelerate the obligations of the undersigned hereunder in the same manner and to the same extent as the obligations of the Company.

Notwithstanding any other provision of this Guarantee to the contrary, the undersigned hereby waives any claims or other rights which it may now have or hereafter acquire against the Company that arise from the existence or performance of its obligations under this Guarantee (all such claims and rights are referred to as “Guarantor’s Conditional Rights”), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, any right to participate in any claim or remedy against the Company, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights.  Each of the Guarantors hereby agrees not to exercise any rights which may be acquired by way of contribution under this Guarantee or any other agreement, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from any other Guarantor, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such contribution rights.  If, notwithstanding the foregoing provisions, any amount shall be paid to the undersigned on account of the Guarantor’s Conditional Rights and either (i) such amount is paid to such undersigned party at any time when the indebtedness shall not have been paid or performed in full, or (ii) regardless of when such amount is paid to such undersigned party, any

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payment made by the Company to a Holder that is at any time determined to be a Preferential Payment (as defined below), then such amount paid to the undersigned shall be held in trust for the benefit of Holder and shall forthwith be paid to such Holder to be credited and applied upon the indebtedness, whether matured or unmatured. Any such payment is herein referred to as a “Preferential Payment” to the extent the Company makes any payment to Holder in connection with the 2020 Note, and any or all of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise.

To the extent that any of the provisions of the immediately preceding paragraph shall not be enforceable, the undersigned agrees that until such time as the indebtedness has been paid and performed in full and the period of time has expired during which any payment made by the Company or the undersigned to a Holder may be determined to be a Preferential Payment, Guarantor’s Conditional Rights to the extent not validly waived shall be subordinate to Holders’ right to full payment and performance of the indebtedness and the undersigned shall not enforce any of Guarantor’s Conditional Rights until such time as the indebtedness has been paid and performed in full and the period of time has expired during which any payment made by the Company or the undersigned to Holders may be determined to be a Preferential Payment.

The obligations of the undersigned to the Holders of the 2020 Notes and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article Fourteen of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

Capitalized terms used in this Guarantee which are not defined herein shall have the meanings assigned to them in the Indenture.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed.

Dated: September 27, 2018

ABBOTT LABORATORIES

By:
Name:
Title:

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EXHIBIT A2 — Form of 0.875% Senior Notes due 2023

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, SA/NV (“EUROCLEAR”), AND CLEARSTREAM BANKING, S.A. (“CLEARSTREAM, LUXEMBOURG” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO ABBOTT IRELAND FINANCING DAC (THE “COMPANY”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED, OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF ELAVON FINANCIAL SERVICES DAC, AS COMMON DEPOSITARY (THE “COMMON DEPOSITARY”) FOR EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO USB NOMINEES (UK) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, USB NOMINEES (UK) LIMITED, HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY AND IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED, AS NOMINEE OF THE COMMON DEPOSITARY. UNLESS AND UNTIL THIS SECURITY IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE, CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE COMMON DEPOSITARY TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO THE COMMON DEPOSITARY OR ANOTHER NOMINEE OF THE COMMON DEPOSITARY OR BY THE COMMON DEPOSITARY OR A NOMINEE OF THE COMMON DEPOSITARY TO A SUCCESSOR COMMON DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR COMMON DEPOSITARY.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) 40 DAYS AFTER THE ORIGINAL ISSUE DATE HEREOF AND THE DATE ON WHICH THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) WAS FIRST OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN RULE 902 OF REGULATION S) IN RELIANCE ON REGULATION S, ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) PURSUANT TO OFFERS AND SALES TO NON-US PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S , REGISTRAR’S OR PAYING AGENT’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (C) OR (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON, OTHER THAN A DISTRIBUTOR, AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

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ABBOTT IRELAND FINANCING DAC

0.875% Senior Notes due 2023

No. 001	€1,140,000,000

ISIN: XS1883354620

COMMON CODE: 188335462

SWISS SECURITY NUMBER: 43874290

This Security is a Security in a global form within the meaning of the Indenture hereinafter referred to and is registered in the name of USB Nominees (UK) Limited, as nominee of Elavon Financial Services DAC, as common depositary (the “Common Depositary”) for Euroclear Bank SA/NV (“Euroclear”) and Clearstream Banking S.A. (“Clearstream, Luxembourg”), unless and until this Security is exchanged in whole or in part for Securities in definitive, certificated form, this Security may not be transferred except as a whole by the Common Depositary to a nominee thereof or by a nominee thereof to the Common Depositary or another nominee of the Common Depositary or by the Common Depositary or a nominee of the Common Depositary to a successor Common Depositary or a nominee of such successor Common Depositary. This global Security is exchangeable for Securities registered in the name of a Person other than the nominee of the Common Depositary only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole as described above) may be registered except in such limited circumstances.

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ABBOTT IRELAND FINANCING DAC, a designated activity company incorporated under the laws of Ireland (herein called the “Company,” which term includes any successor Person under the Indenture and Supplemental Indenture hereinafter referred to), for value received, hereby promises to pay to USB Nominees (UK) Limited, as nominee of Elavon Financial Services DAC, as common depositary (the “Common Depositary”) for Euroclear Bank SA/NV (“Euroclear”) and Clearstream Banking S.A. (“Clearstream, Luxembourg”), or registered assigns, the principal sum of ONE BILLION, ONE HUNDRED FORTY MILLION Euro (€1,140,000,000), or such other principal sum as may be indicated on the Schedule of Exchanges attached hereto, on September 27, 2023 and to pay interest thereon from September 27, 2018 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually in arrear on September 27 in each year, commencing September 27, 2019, at the rate of 0.875% per annum, until the principal hereof is paid or made available for payment.

Interest on the Notes shall be determined on the basis of the actual number of days in the period for which interest is being calculated, and including the last date on which interest was paid or duly provided for on the Notes (or September 27, 2018, if no interest has been paid on the Notes) to but excluding the next following Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) (as defined in the rulebook of the International Capital Market Association.)

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of the Business Day (which, for these purposes, is a day on which Euroclear and Clearstream, Luxembourg settle payments in euro) immediately prior to the relevant interest payment date. For purposes of this Note, “Business Day” means any day, other than a Saturday or Sunday on which (i) banking institutions and foreign exchange markets are open for general business in the City of New York, the City of London, the City of Dublin and the City of Zurich and (ii) the Trans-European Automated Real-Time Gross Settlement Express Transfer system (“TARGET2 System”), or any successor thereto, operates.

Initial Holders will be required to pay for the Notes in euro, and all payments of principal of, and premium, Additional Amounts, if any, and interest on, the Notes, including payments made upon redemption of the Notes, shall be payable in euro.  If the Company is unable to obtain euro in amounts sufficient to make a required payment under the Notes due to the imposition of exchange controls or other circumstances beyond the Company’s control (including the dissolution of the European Monetary Union) or if  the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions or within the international banking community, then all payments in respect of the Notes shall be made in U.S. Dollars until the euro is again available to the Company or so used.  In such circumstances, the amount payable on any date in euro shall be converted into U.S. Dollars at the rate mandated by the Board of Governors of the Federal Reserve System as of the close of business on the second Business Day prior to the relevant payment date, or in the event the Board of Governors of the Federal Reserve System has not mandated a rate of conversion, on the basis of the most recent U.S. Dollar/euro exchange rate published in The Wall Street Journal on or prior to the second Business Day in the City of

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New York prior to the relevant interest payment date or, in the event The Wall Street Journal has not published such exchange rate, the rate will be determined in the Company’s sole discretion on the basis of the most recently available market exchange rate for euros. Any payment in respect of the Notes so made in U.S. Dollars will not constitute an Event of Default (as defined in the Indenture). Neither the Trustee nor the Paying Agent shall be responsible for obtaining exchange rates, effecting conversions or otherwise handling redenominations.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[signature page follows]

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: September 27, 2018

ABBOTT IRELAND FINANCING DAC

By:
Name:
Title:

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TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities designated therein referred to in the within-mentioned Indenture.

Dated: September 27, 2018

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

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[FORM OF REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of September 27, 2018, as it may be supplemented or amended from time to time (herein called the “Base Indenture”), among the Company, Abbott Laboratories (the “Parent Guarantor”) and U.S. Bank National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture) and Supplemental Indenture No. 1, dated as of September 27, 2018 (herein called the “Supplemental Indenture”), among the Company, the Parent Guarantor, the Trustee, Elavon Financial Services DAC, UK Branch, as paying agent and transfer agent (the “Paying Agent” and “Transfer Agent”) and Elavon Financial Services DAC, as registrar (the “Security Registrar”) (the Supplemental Indenture together with the Base Indenture, the “Indenture”) to which Indenture and all supplemental indentures thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Parent Guarantor, the Trustee and the Holders of the Securities of this series and of the terms upon which this Security is, and will be, authenticated and delivered. This Security is one of the series designated on the face hereof, in an initial aggregate principal amount of €1,140,000,000.

The Securities of this series may be redeemed, at the Company’s option, at any time prior to August 27. 2023 (one month prior to the maturity date of this Security) in whole or in part from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series to be redeemed; and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities of this series to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus 15 basis points, plus, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

In addition, at any time on or after August 27, 2023 (one month prior to the maturity date of this Security), the Company may redeem some or all of the Securities of this series at its option, at a redemption price equal to 100% of the principal amount of the applicable Securities to be redeemed, plus, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the Redemption Date.

If the Company has given notice as provided in the Indenture and funds for the redemption of any Securities of this series called for redemption have been made available on the Redemption Date in accordance with the Indenture, such Securities will cease to bear interest on the date fixed for redemption. Thereafter, the only right of the Holders of such Securities will be to receive payment of the redemption price.

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of Ireland, the United States, the jurisdiction of resident for tax purposes of either the Company or the Parent Guarantor, any jurisdiction from or through which payments are made by or on behalf of the Company or the Parent Guarantor, or, in each case, any taxing authority thereof or therein (each a “Taxing Jurisdiction”) or any change in, or amendment to, an official position or judicial precedent regarding the application or

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interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after the date of this Supplemental Indenture (or, the date such jurisdiction became a Taxing Jurisdiction with respect to the Company or the Parent Guarantor, as applicable, if later), based upon a written opinion of independent counsel selected by the Company or the Parent Guarantor, the Company or the Parent Guarantor has or will become obligated to pay Additional Amounts (as described in Article V of the Supplemental Indenture) with respect to the Notes, then the Company may at any time at its option redeem, in whole, but not in part, the Notes on not less than 30 nor more than 60 days’ prior notice, provided that such notice shall not be provided earlier than 90 days before the first date on which such Additional Amounts would be owed if a payment on the Notes were then due, (i) in the case of Notes represented by a Global Note, to and through Euroclear or Clearstream, Luxembourg for communication by them to the holders of interests in the Notes to be so redeemed, or (ii) in the case of Certificated Notes, to each Holder of the Notes to be redeemed at its registered address, at a redemption price equal to 100% of their principal amount plus accrued and unpaid interest to the redemption date.

The Company will and, if the Guarantee is called, the Parent Guarantor will, subject to certain exceptions and limitations set forth in the Indenture, pay as additional interest on each series of the Notes such additional amounts (the “Additional Amounts”) as are necessary in order that the net amount of the principal of, and premium, if any, and interest on such Notes received by a beneficial owner, after withholding or deduction for any future tax, assessment or other governmental charge imposed by a Taxing Jurisdiction, will  not be less than the amount provided in the Notes or, as the case may be, the amount due and payable under and pursuant to the Guarantee to such Holder to be then due and payable.

The Company will give notice of any optional redemption to and through Euroclear or Clearstream, Luxembourg for communication by them to the holders of interests in this Security, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the Redemption Date, redemption price, the principal amount of the Securities of this series to be redeemed and the place or places that payment will be made upon surrender of the Securities of this series to be redeemed.

In the case of a partial redemption of Notes, the Notes to be redeemed (“Redeemed Notes”) will (a) in the case of Redeemed Notes represented by Certificated Notes, be selected by the Trustee (or by the Security Registrar if other than the Trustee) individually by lot not more than 20 days prior to the date fixed for redemption, and (b) in the case of Redeemed Notes represented by a Global Note, be selected in accordance with the rules of Euroclear and/or Clearstream, Luxembourg (to be reflected in the records of Euroclear and Clearstream, Luxembourg as either a pool factor or a reduction in nominal amount, at their discretion). In the case of Redeemed Notes represented by Certificated Notes, a list of the serial numbers of such Redeemed Notes will be published not less than 10 days prior to the date fixed for redemption.

The Company will notify the Trustee at least 45 days prior to the Redemption Date fixed by the Company (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of the Securities of this series to be redeemed and their relevant Redemption Date.

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“Certificated Note” means a certificated Note that does not include the Global Notes Legend.

“Clearstream, Luxembourg” means Clearstream Banking S.A.

“Common Depositary” means any Person acting as the common depositary for Euroclear and Clearstream, Luxembourg, which initially shall be Elavon Financial Services DAC.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an Independent Investment Banker, a bond that is a direct obligation of the Federal Republic of Germany (“German government bond”),  whose maturity is closest to the maturity of the Notes, or if the Independent Investment Banker in its discretion determines that such similar bond is not in issue, such other German government bond as the Independent Investment Banker may, with the advice of the Reference Bond Dealers, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Notes of a series to be redeemed, if they were to be purchased at such price on the third TARGET2 System Day prior to the date fixed for redemption, would be equal to the gross redemption yield on such TARGET2 System Day of the Comparable Government  Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (Central European time) on such TARGET2 System Day as determined by an Independent Investment Banker.

“Corporate Trust Office of the Paying Agent” means, initially, the office of Elavon Financial Services DAC, U.K. Branch located at 125 Old Broad Street Fifth Floor, London, EC2N 1AR, United Kingdom.

“euro” or “€” means the currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

“Euroclear” means Euroclear Bank SA/NV.

“Global Notes Legend” means the legend set forth on the face of this Security.

“Independent Investment Banker” means one of the Reference Bond Dealers that the Company appoints to act as the Independent Investment Banker from time to time.

“Notes” means the 0.875% Notes due 2023.

“Reference Bond Dealer” means four firms that are brokers of, and/or market makers in German government bonds (each a “Primary Bond Dealer”) which the Company specifies from time to time; provided, however, that if any of them ceases to be a Primary Bond Dealer, the Company shall substitute another Primary Bond Dealer.

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A “TARGET2 System Day” is any day on which the TARGET2 System, or any successor thereto, operates.

“U.S. Dollar” or “$” means the lawful currency of the United States of America.

The Securities of this series do not provide for a sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein. Sections 13.2 and 13.3 of the Indenture apply to the Securities of this series.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding of any series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture or Supplemental Indenture and no provision of this Security or of the Indenture or Supplemental Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable in fully registered form only in denominations of €100,000 and any integral multiple of €1,000 in excess thereof. As provided in the Indenture and

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subject to certain limitations therein set forth, this Security is exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of the Notes, but the Company or the Security Registrar may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 9.6 or 11.7 of the Indenture).

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee will treat the Person in whose name this Security is registered as the owner hereof for the purpose of receiving payments and for all other purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture and Supplemental Indenture shall have the meanings assigned to them in the Indenture and Supplemental Indenture.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of USB Nominees (UK) Limited, as nominee of the Common Depositary for Euroclear and Clearstream, Luxembourg. This Security is exchangeable for Securities registered in the name of a person other than the nominee of the Common Depositary only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Common Depositary to a nominee of the Common Depository or by a nominee of the Common Depositary to the Common Depositary or another nominee of the Common Depositary or by the Common Depositary or a nominee of the Common Depositary to a successor Common Depositary or a nominee of such successor Common Depositary.

*                                         *                                         *

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CERTIFICATE TO BE DELIVERED UPON EXCHANGE
OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to €            principal amount of Securities held in (check applicable space)     book-entry or     definitive form by                                                   (the “Transferor”).

The Transferor (check one box below):

☐                                    has requested the Security Registrar by written order to deliver in exchange for its beneficial interest in the global Security held by the Common Depository a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Security (or the portion thereof indicated above); or

☐                                    has requested the Security Registrar by written order to exchange or register the transfer of a Security or Securities.

[INSERT NAME OF TRANSFEROR]

Dated:

By:

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SCHEDULE OF EXCHANGES

The following exchanges, redemptions or purchases of a part of this Book-Entry Security have been made:

Date of Exchange/ Redemption/ Repurchase	Amount of decrease in Principal Amount of this Book-Entry Security	Amount of increase in Principal Amount of this Book-Entry Security	Principal Amount of this Book-Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee or Security Registrar

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ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                 as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:

By:
Name:
Title:

Sign exactly as your name appears on the other side of this Security.

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GUARANTEE

FOR VALUE RECEIVED, the undersigned hereby, jointly and severally with any other Guarantors, fully and unconditionally guarantees to the Holder of the accompanying 0.875% Notes due 2023 (the “2023 Note”) issued by Abbott Ireland Financing DAC (the “Company”) under an Indenture, dated as of September 27, 2018 (together with the First Supplemental Indenture thereto, the “Indenture”) among the Company, Abbott Laboratories, as parent guarantor, U.S. Bank National Association, as trustee thereunder (the “Trustee”), Elavon Financial Services DAC, UK Branch, as paying agent and transfer agent, and Elavon Financial Services DAC as register, (a) the full and prompt payment of the principal of and premium or Redemption Price, if any, on such Note when and as the same shall become due and payable, whether at Stated Maturity, by acceleration, by redemption or otherwise, and (b) the full and prompt payment of the interest or any Additional Amounts on such Note when and as the same shall become due and payable, according to the terms of such Note and of the Indenture.  In case of the failure of the Company punctually to pay any such principal, premium or interest, the undersigned hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at Stated Maturity, upon acceleration, by redemption or otherwise, and as if such payment were made by the Company.  The undersigned hereby agrees, jointly and severally with any other Guarantors, that its obligations hereunder shall be as principal and not merely as surety, and shall be absolute and unconditional, and shall not be affected, modified or impaired by the following: (a) the failure to give notice to the  Guarantors of the occurrence of an Event of Default under the Indenture; (b) the waiver, surrender, compromise, settlement, release or termination of the payment, performance or observance by the Company or the Guarantors of any or all of the obligations, covenants or agreements of either of them contained in the Indenture or the 2023 Notes; (c) the acceleration, extension or any other changes in the time for payment of any principal of or interest or any premium on any 2023 Note or for any other payment under the Indenture or of the time for performance of any other obligations, covenants or agreements under or arising out of the Indenture or the 2023 Notes; (d) the modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in the Indenture or the 2023 Notes; (e) the taking or the omission of any of the actions referred to in the Indenture and in any of the actions under the 2023 Notes; (f) any failure, omission, delay or lack on the part of the Trustee to enforce, assert or exercise any right, power or remedy conferred on the Trustee in the Indenture, or any other action or acts on the part of the Trustee or any of the Holders from time to time of the 2023 Notes; (g) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting the Guarantors or the Company or any of the assets of any of them, or any allegation or contest of the validity of this Guarantee in any such proceeding; (h) to the extent permitted by law, the release or discharge by operation of law of the Guarantors from the performance or observance of any obligation, covenant or agreement contained in the Indenture; (i) to the extent permitted by law, the release or discharge by operation of law of the Company from the performance or observance of any obligation, covenant or agreement contained in the Indenture; (j) the default or failure of the Company or the Trustee fully to perform any of its obligations set forth in the Indenture or the 2023 Notes; (k) the invalidity, irregularity or unenforceability of the Indenture or the 2023 Notes or any part of any thereof; (l) any judicial or governmental action affecting the Company or any

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2023 Notes or consent or indulgence granted to the Company by the Holders or by the Trustee; or (m) the recovery of any judgment against the Company or any action to enforce the same or any other circumstance which might constitute a legal or equitable discharge of a surety or guarantor.  The undersigned hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, sale, lease or conveyance of all or substantially all of its assets, insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Notice or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee shall not be discharged except by complete performance of the obligations contained in such Note and in this Guarantee.

No reference herein to such Indenture and no provision of this Guarantee or of such Indenture shall alter or impair the guarantee of the undersigned, which is absolute and unconditional, of the full and prompt payment of the principal of and premium, if any, and interest on the 2023 Note.

THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the 2023 Note shall have been executed by the Trustee under the Indenture referred to above by the manual signature of one of its authorized officers. The validity and enforceability of this Guarantee shall not be affected by the fact that it is not affixed to any particular Note.

An Event of Default under the Indenture or the 2023 Notes shall constitute an event of default under this Guarantee, and shall entitle the Holders of Notes to accelerate the obligations of the undersigned hereunder in the same manner and to the same extent as the obligations of the Company.

Notwithstanding any other provision of this Guarantee to the contrary, the undersigned hereby waives any claims or other rights which it may now have or hereafter acquire against the Company that arise from the existence or performance of its obligations under this Guarantee (all such claims and rights are referred to as “Guarantor’s Conditional Rights”), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, any right to participate in any claim or remedy against the Company, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights.  Each of the Guarantors hereby agrees not to exercise any rights which may be acquired by way of contribution under this Guarantee or any other agreement, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from any other Guarantor, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such contribution rights.  If, notwithstanding the foregoing provisions, any amount shall be paid to the undersigned on account of the Guarantor’s Conditional Rights and either (i) such amount is paid to such undersigned party at any time when the indebtedness shall not have been paid or performed in full, or (ii) regardless of when such amount is paid to such undersigned party, any

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payment made by the Company to a Holder that is at any time determined to be a Preferential Payment (as defined below), then such amount paid to the undersigned shall be held in trust for the benefit of Holder and shall forthwith be paid to such Holder to be credited and applied upon the indebtedness, whether matured or unmatured. Any such payment is herein referred to as a “Preferential Payment” to the extent the Company makes any payment to Holder in connection with the 2023 Note, and any or all of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise.

To the extent that any of the provisions of the immediately preceding paragraph shall not be enforceable, the undersigned agrees that until such time as the indebtedness has been paid and performed in full and the period of time has expired during which any payment made by the Company or the undersigned to a Holder may be determined to be a Preferential Payment, Guarantor’s Conditional Rights to the extent not validly waived shall be subordinate to Holders’ right to full payment and performance of the indebtedness and the undersigned shall not enforce any of Guarantor’s Conditional Rights until such time as the indebtedness has been paid and performed in full and the period of time has expired during which any payment made by the Company or the undersigned to Holders may be determined to be a Preferential Payment.

The obligations of the undersigned to the Holders of the 2023 Notes and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article Fourteen of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

Capitalized terms used in this Guarantee which are not defined herein shall have the meanings assigned to them in the Indenture.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed.

Dated: September 27, 2018

ABBOTT LABORATORIES

By:
Name:
Title:

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EXHIBIT A3 — Form of 1.500% Senior Notes due 2026

UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF EUROCLEAR BANK, SA/NV (“EUROCLEAR”), AND CLEARSTREAM BANKING, S.A. (“CLEARSTREAM, LUXEMBOURG” AND, TOGETHER WITH EUROCLEAR, “EUROCLEAR/CLEARSTREAM”), TO ABBOTT IRELAND FINANCING DAC (THE “COMPANY”) OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED, OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF ELAVON FINANCIAL SERVICES DAC, AS COMMON DEPOSITARY (THE “COMMON DEPOSITARY”) FOR EUROCLEAR/CLEARSTREAM (AND ANY PAYMENT IS MADE TO USB NOMINEES (UK) LIMITED OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE COMMON DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, USB NOMINEES (UK) LIMITED, HAS AN INTEREST HEREIN.

THIS SECURITY IS A GLOBAL SECURITY AND IS REGISTERED IN THE NAME OF USB NOMINEES (UK) LIMITED, AS NOMINEE OF THE COMMON DEPOSITARY. UNLESS AND UNTIL THIS SECURITY IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN DEFINITIVE, CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE COMMON DEPOSITARY TO A NOMINEE THEREOF OR BY A NOMINEE THEREOF TO THE COMMON DEPOSITARY OR ANOTHER NOMINEE OF THE COMMON DEPOSITARY OR BY THE COMMON DEPOSITARY OR A NOMINEE OF THE COMMON DEPOSITARY TO A SUCCESSOR COMMON DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR COMMON DEPOSITARY.

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE “RESALE RESTRICTION TERMINATION DATE”) 40 DAYS AFTER THE ORIGINAL ISSUE DATE HEREOF AND THE DATE ON WHICH THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) WAS FIRST OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN RULE 902 OF REGULATION S) IN RELIANCE ON REGULATION S, ONLY (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) PURSUANT TO OFFERS AND SALES TO NON-US PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ISSUER’S AND THE TRUSTEE’S , REGISTRAR’S OR PAYING AGENT’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (C) OR (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

BY ITS ACQUISITION HEREOF, THE HOLDER HEREOF REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON, OTHER THAN A DISTRIBUTOR, AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT.

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ABBOTT IRELAND FINANCING DAC

1.500% Senior Notes due 2026

No. 001	€1,140,000,000

ISIN: XS1883355197

COMMON CODE: 188335519

SWISS SECURITY NUMBER: 43874308

This Security is a Security in a global form within the meaning of the Indenture hereinafter referred to and is registered in the name of USB Nominees (UK) Limited, as nominee of Elavon Financial Services DAC, as common depositary (the “Common Depositary”) for Euroclear Bank SA/NV (“Euroclear”) and Clearstream Banking S.A. (“Clearstream, Luxembourg”), unless and until this Security is exchanged in whole or in part for Securities in definitive, certificated form, this Security may not be transferred except as a whole by the Common Depositary to a nominee thereof or by a nominee thereof to the Common Depositary or another nominee of the Common Depositary or by the Common Depositary or a nominee of the Common Depositary to a successor Common Depositary or a nominee of such successor Common Depositary. This global Security is exchangeable for Securities registered in the name of a Person other than the nominee of the Common Depositary only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole as described above) may be registered except in such limited circumstances.

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ABBOTT IRELAND FINANCING DAC, a designated activity company incorporated under the laws of Ireland (herein called the “Company,” which term includes any successor Person under the Indenture and Supplemental Indenture hereinafter referred to), for value received, hereby promises to pay to USB Nominees (UK) Limited, as nominee of Elavon Financial Services DAC, as common depositary (the “Common Depositary”) for Euroclear Bank SA/NV (“Euroclear”) and Clearstream Banking S.A. (“Clearstream, Luxembourg”), or registered assigns, the principal sum of ONE BILLION, ONE HUNDRED FORTY MILLION Euro (€1,140,000,000), or such other principal sum as may be indicated on the Schedule of Exchanges attached hereto, on September 27, 2026 and to pay interest thereon from September 27, 2018 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, annually in arrear on September 27 in each year, commencing September 27, 2019, at the rate of 1.500% per annum, until the principal hereof is paid or made available for payment.

Interest on the Notes shall be determined on the basis of the actual number of days in the period for which interest is being calculated, and including the last date on which interest was paid or duly provided for on the Notes (or September 27, 2018, if no interest has been paid on the Notes) to but excluding the next following Interest Payment Date. This payment convention is referred to as ACTUAL/ACTUAL (ICMA) (as defined in the rulebook of the International Capital Market Association.)

The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of the Business Day (which, for these purposes, is a day on which Euroclear and Clearstream, Luxembourg settle payments in euro) immediately prior to the relevant interest payment date. For purposes of this Note, “Business Day” means any day, other than a Saturday or Sunday on which (i) banking institutions and foreign exchange markets are open for general business in the City of New York, the City of London, the City of Dublin and the City of Zurich and (ii) the Trans-European Automated Real-Time Gross Settlement Express Transfer system (“TARGET2 System”), or any successor thereto, operates.

Initial Holders will be required to pay for the Notes in euro, and all payments of principal of, and premium, Additional Amounts, if any, and interest on, the Notes, including payments made upon redemption of the Notes, shall be payable in euro.  If the Company is unable to obtain euro in amounts sufficient to make a required payment under the Notes due to the imposition of exchange controls or other circumstances beyond the Company’s control (including the dissolution of the European Monetary Union) or if the euro is no longer being used by the then member states of the European Monetary Union that have adopted the euro as their currency or for the settlement of transactions by public institutions or within the international banking community, then all payments in respect of the Notes shall be made in U.S. Dollars until the euro is again available to the Company or so used.  In such circumstances, the amount payable on any date in euro shall be converted into U.S. Dollars at the rate mandated by the Board of Governors of the Federal Reserve System as of the close of business on the second Business Day prior to the relevant payment date, or in the event the Board of Governors of the Federal Reserve System has not mandated a rate of conversion, on the basis of the most recent U.S. Dollar/euro exchange rate published in The Wall Street Journal on or prior to the second Business Day in the City of

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New York prior to the relevant interest payment date or, in the event The Wall Street Journal has not published such exchange rate, the rate will be determined in the Company’s sole discretion on the basis of the most recently available market exchange rate for euros. Any payment in respect of the Notes so made in U.S. Dollars will not constitute an Event of Default (as defined in the Indenture). Neither the Trustee nor the Paying Agent shall be responsible for obtaining exchange rates, effecting conversions or otherwise handling redenominations.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to herein by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[signature page follows]

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IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: September 27, 2018

ABBOTT IRELAND FINANCING DAC

By:
Name:
Title:

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TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities designated therein referred to in the within-mentioned Indenture.

Dated: September 27, 2018

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:
Authorized Signatory

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[FORM OF REVERSE OF SECURITY]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of September 27, 2018, as it may be supplemented or amended from time to time (herein called the “Base Indenture”), among the Company, Abbott Laboratories (the “Parent Guarantor”) and U.S. Bank National Association, as Trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture) and Supplemental Indenture No. 1, dated as of September 27, 2018 (herein called the “Supplemental Indenture”), among the Company, the Parent Guarantor, the Trustee, Elavon Financial Services DAC, UK Branch, as paying agent and transfer agent (the “Paying Agent” and “Transfer Agent”) and Elavon Financial Services DAC, as registrar (the “Security Registrar”) (the Supplemental Indenture together with the Base Indenture, the “Indenture”) to which Indenture and all supplemental indentures thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Parent Guarantor, the Trustee and the Holders of the Securities of this series and of the terms upon which this Security is, and will be, authenticated and delivered. This Security is one of the series designated on the face hereof, in an initial aggregate principal amount of €1,140,000,000.

The Securities of this series may be redeemed, at the Company’s option, at any time prior to June 27, 2026 (three months prior to the maturity date of this Security) in whole or in part from time to time, at a redemption price equal to the greater of (i) 100% of the principal amount of the Securities of this series to be redeemed; and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities of this series to be redeemed (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on an annual basis (ACTUAL/ACTUAL (ICMA)) at the applicable Comparable Government Bond Rate plus 20 basis points, plus, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the date of redemption.

In addition, at any time on or after June 27, 2026 (three months prior to the maturity date of this Security), the Company may redeem some or all of the Securities of this series at its option, at a redemption price equal to 100% of the principal amount of the applicable Securities to be redeemed, plus, accrued and unpaid interest on the principal amount being redeemed to, but excluding, the Redemption Date.

If the Company has given notice as provided in the Indenture and funds for the redemption of any Securities of this series called for redemption have been made available on the Redemption Date in accordance with the Indenture, such Securities will cease to bear interest on the date fixed for redemption. Thereafter, the only right of the Holders of such Securities will be to receive payment of the redemption price.

If, as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated under the laws) of Ireland, the United States, the jurisdiction of resident for tax purposes of either the Company or the Parent Guarantor, any jurisdiction from or through which payments are made by or on behalf of the Company or the Parent Guarantor, or, in each case, any taxing authority thereof or therein (each a “Taxing Jurisdiction”) or any change in, or amendment to, an official position or judicial precedent regarding the application or

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interpretation of such laws, regulations or rulings, which change or amendment is announced or becomes effective on or after the date of this Supplemental Indenture (or, the date such jurisdiction became a Taxing Jurisdiction with respect to the Company or the Parent Guarantor, as applicable, if later), based upon a written opinion of independent counsel selected by the Company or the Parent Guarantor, the Company or the Parent Guarantor has or will become obligated to pay Additional Amounts (as described in Article V of the Supplemental Indenture) with respect to the Notes, then the Company may at any time at its option redeem, in whole, but not in part, the Notes on not less than 30 nor more than 60 days’ prior notice, provided that such notice shall not be provided earlier than 90 days before the first date on which such Additional Amounts would be owed if a payment on the Notes were then due, (i) in the case of Notes represented by a Global Note, to and through Euroclear or Clearstream, Luxembourg for communication by them to the holders of interests in the Notes to be so redeemed, or (ii) in the case of Certificated Notes, to each Holder of the Notes to be redeemed at its registered address, at a redemption price equal to 100% of their principal amount plus accrued and unpaid interest to the redemption date.

The Company will and, if the Guarantee is called, the Parent Guarantor will, subject to certain exceptions and limitations set forth in the Indenture, pay as additional interest on each series of the Notes such additional amounts (the “Additional Amounts”) as are necessary in order that the net amount of the principal of, and premium, if any, and interest on such Notes received by a beneficial owner, after withholding or deduction for any future tax, assessment or other governmental charge imposed by a Taxing Jurisdiction, will not be less than the amount provided in the Notes or, as the case may be, the amount due and payable under and pursuant to the Guarantee to such Holder to be then due and payable.

The Company will give notice of any optional redemption to and through Euroclear or Clearstream, Luxembourg for communication by them to the holders of interests in this Security, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the Redemption Date, redemption price, the principal amount of the Securities of this series to be redeemed and the place or places that payment will be made upon surrender of the Securities of this series to be redeemed.

In the case of a partial redemption of Notes, the Notes to be redeemed (“Redeemed Notes”) will (a) in the case of Redeemed Notes represented by Certificated Notes, be selected by the Trustee (or by the Security Registrar if other than the Trustee) individually by lot not more than 20 days prior to the date fixed for redemption, and (b) in the case of Redeemed Notes represented by a Global Note, be selected in accordance with the rules of Euroclear and/or Clearstream, Luxembourg (to be reflected in the records of Euroclear and Clearstream, Luxembourg as either a pool factor or a reduction in nominal amount, at their discretion). In the case of Redeemed Notes represented by Certificated Notes, a list of the serial numbers of such Redeemed Notes will be published not less than 10 days prior to the date fixed for redemption.

The Company will notify the Trustee at least 45 days prior to the Redemption Date fixed by the Company (or such shorter period as is satisfactory to the Trustee) of the aggregate principal amount of the Securities of this series to be redeemed and their relevant Redemption Date.

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“Certificated Note” means a certificated Note that does not include the Global Notes Legend.

“Clearstream, Luxembourg” means Clearstream Banking S.A.

“Common Depositary” means any Person acting as the common depositary for Euroclear and Clearstream, Luxembourg, which initially shall be Elavon Financial Services DAC.

“Comparable Government Bond” means, in relation to any Comparable Government Bond Rate calculation, at the discretion of an Independent Investment Banker, a bond that is a direct obligation of the Federal Republic of Germany (“German government bond”),  whose maturity is closest to the maturity of the Notes, or if the Independent Investment Banker in its discretion determines that such similar bond is not in issue, such other German government bond as the Independent Investment Banker may, with the advice of the Reference Bond Dealers, determine to be appropriate for determining the Comparable Government Bond Rate.

“Comparable Government Bond Rate” means the price, expressed as a percentage (rounded to three decimal places, with 0.0005 being rounded upwards), at which the gross redemption yield on the Notes of a series to be redeemed, if they were to be purchased at such price on the third TARGET2 System Day prior to the date fixed for redemption, would be equal to the gross redemption yield on such TARGET2 System Day of the Comparable Government Bond on the basis of the middle market price of the Comparable Government Bond prevailing at 11:00 a.m. (Central European time) on such TARGET2 System Day as determined by an Independent Investment Banker.

“Corporate Trust Office of the Paying Agent” means, initially, the office of Elavon Financial Services DAC, U.K. Branch located at 125 Old Broad Street Fifth Floor, London, EC2N 1AR, United Kingdom.

“euro” or “€” means the currency of the member states of the European Monetary Union that have adopted or that adopt the single currency in accordance with the treaty establishing the European Community, as amended by the Treaty on European Union.

“Euroclear” means Euroclear Bank SA/NV.

“Global Notes Legend” means the legend set forth on the face of this Security.

“Independent Investment Banker” means one of the Reference Bond Dealers that the Company appoints to act as the Independent Investment Banker from time to time.

“Notes” means the 1.500% Notes due 2026.

“Reference Bond Dealer” means four firms that are brokers of, and/or market makers in German government bonds (each a “Primary Bond Dealer”) which the Company specifies from time to time; provided, however, that if any of them ceases to be a Primary Bond Dealer, the Company shall substitute another Primary Bond Dealer.

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A “TARGET2 System Day” is any day on which the TARGET2 System, or any successor thereto, operates.

“U.S. Dollar” or “$” means the lawful currency of the United States of America.

The Securities of this series do not provide for a sinking fund.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein. Sections 13.2 and 13.3 of the Indenture apply to the Securities of this series.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding of any series, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture or Supplemental Indenture and no provision of this Security or of the Indenture or Supplemental Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable in fully registered form only in denominations of €100,000 and any integral multiple of €1,000 in excess thereof. As provided in the Indenture and

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subject to certain limitations therein set forth, this Security is exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any registration of transfer or exchange of the Notes, but the Company or the Security Registrar may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charge payable upon exchange or transfer pursuant to Sections 9.6 or 11.7 of the Indenture).

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee will treat the Person in whose name this Security is registered as the owner hereof for the purpose of receiving payments and for all other purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture and Supplemental Indenture shall have the meanings assigned to them in the Indenture and Supplemental Indenture.

THIS SECURITY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

This Security is a Book-Entry Security within the meaning of the Indenture hereinafter referred to and is registered in the name of USB Nominees (UK) Limited, as nominee of the Common Depositary for Euroclear and Clearstream, Luxembourg. This Security is exchangeable for Securities registered in the name of a person other than the nominee of the Common Depositary only in the limited circumstances described in the Indenture and may not be transferred except as a whole by the Common Depositary to a nominee of the Common Depository or by a nominee of the Common Depositary to the Common Depositary or another nominee of the Common Depositary or by the Common Depositary or a nominee of the Common Depositary to a successor Common Depositary or a nominee of such successor Common Depositary.

*                                         *                                         *

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CERTIFICATE TO BE DELIVERED UPON EXCHANGE
OR REGISTRATION OF TRANSFER OF SECURITIES

This Certificate relates to €            principal amount of Securities held in (check applicable space)     book-entry or     definitive form by                                                   (the “Transferor”).

The Transferor (check one box below):

☐                                    has requested the Security Registrar by written order to deliver in exchange for its beneficial interest in the global Security held by the Common Depository a Security or Securities in definitive, registered form of authorized denominations in an aggregate principal amount equal to its beneficial interest in such global Security (or the portion thereof indicated above); or

☐                                    has requested the Security Registrar by written order to exchange or register the transfer of a Security or Securities.

[INSERT NAME OF TRANSFEROR]

Dated:

By:

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SCHEDULE OF EXCHANGES

The following exchanges, redemptions or purchases of a part of this Book-Entry Security have been made:

Date of Exchange/ Redemption/ Repurchase	Amount of decrease in Principal Amount of this Book-Entry Security	Amount of increase in Principal Amount of this Book-Entry Security	Principal Amount of this Book-Entry Security following such decrease (or increase)	Signature of authorized signatory of Trustee or Security Registrar

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ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

(Print or type assignee’s name, address and zip code)

(Insert assignee’s soc. sec. or tax I.D. No.)

and irrevocably appoint                                 as agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:

Your Signature:

By:
Name:
Title:

Sign exactly as your name appears on the other side of this Security.

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GUARANTEE

FOR VALUE RECEIVED, the undersigned hereby, jointly and severally with any other Guarantors, fully and unconditionally guarantees to the Holder of the accompanying 1.500% Notes due 2026 (the “2026 Note”) issued by Abbott Ireland Financing DAC (the “Company”) under an Indenture, dated as of September 27, 2018 (together with the First Supplemental Indenture thereto, the “Indenture”) among the Company, Abbott Laboratories, as parent guarantor, U.S. Bank National Association, as trustee thereunder (the “Trustee”), Elavon Financial Services DAC, UK Branch, as paying agent and transfer agent, and Elavon Financial Services DAC as register, (a) the full and prompt payment of the principal of and premium or Redemption Price, if any, on such Note when and as the same shall become due and payable, whether at Stated Maturity, by acceleration, by redemption or otherwise, and (b) the full and prompt payment of the interest or any Additional Amounts on such Note when and as the same shall become due and payable, according to the terms of such Note and of the Indenture.  In case of the failure of the Company punctually to pay any such principal, premium or interest, the undersigned hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at Stated Maturity, upon acceleration, by redemption or otherwise, and as if such payment were made by the Company.  The undersigned hereby agrees, jointly and severally with any other Guarantors, that its obligations hereunder shall be as principal and not merely as surety, and shall be absolute and unconditional, and shall not be affected, modified or impaired by the following: (a) the failure to give notice to the Guarantors of the occurrence of an Event of Default under the Indenture; (b) the waiver, surrender, compromise, settlement, release or termination of the payment, performance or observance by the Company or the Guarantors of any or all of the obligations, covenants or agreements of either of them contained in the Indenture or the 2026 Notes; (c) the acceleration, extension or any other changes in the time for payment of any principal of or interest or any premium on any 2026 Note or for any other payment under the Indenture or of the time for performance of any other obligations, covenants or agreements under or arising out of the Indenture or the 2026 Notes; (d) the modification or amendment (whether material or otherwise) of any obligation, covenant or agreement set forth in the Indenture or the 2026 Notes; (e) the taking or the omission of any of the actions referred to in the Indenture and in any of the actions under the 2026 Notes; (f) any failure, omission, delay or lack on the part of the Trustee to enforce, assert or exercise any right, power or remedy conferred on the Trustee in the Indenture, or any other action or acts on the part of the Trustee or any of the Holders from time to time of the 2026 Notes; (g) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets, marshaling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition with creditors or readjustment of, or other similar proceedings affecting the Guarantors or the Company or any of the assets of any of them, or any allegation or contest of the validity of this Guarantee in any such proceeding; (h) to the extent permitted by law, the release or discharge by operation of law of the Guarantors from the performance or observance of any obligation, covenant or agreement contained in the Indenture; (i) to the extent permitted by law, the release or discharge by operation of law of the Company from the performance or observance of any obligation, covenant or agreement contained in the Indenture; (j) the default or failure of the Company or the Trustee fully to perform any of its obligations set forth in the Indenture or the 2026 Notes; (k) the invalidity, irregularity or unenforceability of the Indenture or the 2026 Notes or any part of any thereof; (l) any judicial or governmental action affecting the Company or any

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2026 Notes or consent or indulgence granted to the Company by the Holders or by the Trustee; or (m) the recovery of any judgment against the Company or any action to enforce the same or any other circumstance which might constitute a legal or equitable discharge of a surety or guarantor.  The undersigned hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger, sale, lease or conveyance of all or substantially all of its assets, insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Notice or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee shall not be discharged except by complete performance of the obligations contained in such Note and in this Guarantee.

No reference herein to such Indenture and no provision of this Guarantee or of such Indenture shall alter or impair the guarantee of the undersigned, which is absolute and unconditional, of the full and prompt payment of the principal of and premium, if any, and interest on the 2026 Note.

THIS GUARANTEE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the 2026 Note shall have been executed by the Trustee under the Indenture referred to above by the manual signature of one of its authorized officers. The validity and enforceability of this Guarantee shall not be affected by the fact that it is not affixed to any particular Note.

An Event of Default under the Indenture or the 2026 Notes shall constitute an event of default under this Guarantee, and shall entitle the Holders of Notes to accelerate the obligations of the undersigned hereunder in the same manner and to the same extent as the obligations of the Company.

Notwithstanding any other provision of this Guarantee to the contrary, the undersigned hereby waives any claims or other rights which it may now have or hereafter acquire against the Company that arise from the existence or performance of its obligations under this Guarantee (all such claims and rights are referred to as “Guarantor’s Conditional Rights”), including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, any right to participate in any claim or remedy against the Company, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including without limitation, the right to take or receive from the Company, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such claim or other rights.  Each of the Guarantors hereby agrees not to exercise any rights which may be acquired by way of contribution under this Guarantee or any other agreement, by any payment made hereunder or otherwise, including, without limitation, the right to take or receive from any other Guarantor, directly or indirectly, in cash or other property or by setoff or in any other manner, payment or security on account of such contribution rights.  If, notwithstanding the foregoing provisions, any amount shall be paid to the undersigned on account of the Guarantor’s Conditional Rights and either (i) such amount is paid to such undersigned party at any time when the indebtedness shall not have been paid or performed in full, or (ii) regardless of when such amount is paid to such undersigned party, any

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payment made by the Company to a Holder that is at any time determined to be a Preferential Payment (as defined below), then such amount paid to the undersigned shall be held in trust for the benefit of Holder and shall forthwith be paid to such Holder to be credited and applied upon the indebtedness, whether matured or unmatured. Any such payment is herein referred to as a “Preferential Payment” to the extent the Company makes any payment to Holder in connection with the 2026 Note, and any or all of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise.

To the extent that any of the provisions of the immediately preceding paragraph shall not be enforceable, the undersigned agrees that until such time as the indebtedness has been paid and performed in full and the period of time has expired during which any payment made by the Company or the undersigned to a Holder may be determined to be a Preferential Payment, Guarantor’s Conditional Rights to the extent not validly waived shall be subordinate to Holders’ right to full payment and performance of the indebtedness and the undersigned shall not enforce any of Guarantor’s Conditional Rights until such time as the indebtedness has been paid and performed in full and the period of time has expired during which any payment made by the Company or the undersigned to Holders may be determined to be a Preferential Payment.

The obligations of the undersigned to the Holders of the 2026 Notes and to the Trustee pursuant to this Guarantee and the Indenture are expressly set forth in Article Fourteen of the Indenture and reference is hereby made to the Indenture for the precise terms of this Guarantee and all of the other provisions of the Indenture to which this Guarantee relates.

Capitalized terms used in this Guarantee which are not defined herein shall have the meanings assigned to them in the Indenture.

[Remainder of page intentionally left blank]

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IN WITNESS WHEREOF, the undersigned has caused this Guarantee to be duly executed.

Dated: September 27, 2018

ABBOTT LABORATORIES

By:
Name:
Title:

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